UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 24, 2012

Date of report (Date of earliest event reported)

SOLAZYME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 780-4777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2012, Daniel Miller, a director of Solazyme, Inc. (the “Company”), notified the Company that he will not stand for re-election at the Company’s next annual meeting of stockholders. Mr. Miller will continue to serve as a director until such meeting. His decision to not stand for re-election to the Board of Directors is solely for personal reasons and time considerations and did not involve any disagreement with the Company, the Company’s management or the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAZYME, INC.

Date: April 26, 2012	By:	/s/ PAUL T. QUINLAN
Paul T. Quinlan
General Counsel and Secretary